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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549




                                    FORM 8-K


              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)
                     DECEMBER 21, 2000 (DECEMBER 20, 2000)
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                          CHESAPEAKE ENERGY CORPORATION
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             (Exact name of Registrant as specified in its Charter)


        OKLAHOMA                        1-13726                 73-1395733
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(State or other jurisdiction      (Commission File No.)       (IRS Employer
     of incorporation)                                      Identification No.)


            6100 NORTH WESTERN AVENUE, OKLAHOMA CITY, OKLAHOMA   73118
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              (Address of principal executive offices)         (Zip Code)


                                 (405) 848-8000
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              (Registrant's telephone number, including area code)



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                    INFORMATION TO BE INCLUDED IN THE REPORT


ITEM 5.  OTHER EVENTS

         On December 20, 2000, Chesapeake Energy Corporation ("Chesapeake") issued a press release reporting a major exploratory success, increased 2001 cap-ex budget, higher production and cash flow forecasts and Gothic merger update.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits. The following exhibit is filed herewith:

         99.      Press Release issued by the Registrant on December 20, 2000.







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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                           CHESAPEAKE ENERGY CORPORATION



                                      BY: /s/ AUBREY K. MCCLENDON
                                         ------------------------------------
                                                   AUBREY K. MCCLENDON
                                               Chairman of the Board and
                                                 Chief Executive Officer

Dated:  December 21, 2000




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                               INDEX TO EXHIBITS


EXHIBIT
NUMBER           DESCRIPTION
-------          -----------
  99             Press Release issued by the Registrant on December 20, 2000.